AMANA MUTUAL FUNDS TRUST

Amana Income Fund

Supplement dated April 30, 2020, to the Summary Prospectus of the Amana Income Fund dated September 27, 2019 (the "Summary Prospectus").

The first paragraph under the heading "Portfolio Managers" on page 4 is deleted in its entirety and replaced with the following paragraph:

Since April 2020, Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Income Fund. From July 2018 until April 2020, and previously from 2008 to 2012, he was a deputy portfolio manager for the Fund. Since 2012, Mr. Scott F. Klimo CFA, vice president and chief investment officer at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. Since April 2020, Mr. Bryce R. Fegley MS, CFA, CIPM, a senior investment analyst and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

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YOU SHOULD RETAIN THIS SUPPLEMENT
WITH YOUR SUMMARY PROSPECTUS FOR FUTURE REFERENCE.

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